--------------------------------------------------------------------------------------------------------------------------
 Rule 10f-3 Acquisition of Securities from an Affiliate - April 1, 2002 through June 30, 2002
                                      DeAM
                       Scudder Greater Europe Growth Fund
--------------------------------------------------------------------------------------------------------------------------
                                        Security Purchased           Comparison Security          Comparison Security
--------------------------------------------------------------------------------------------------------------------------
Issuer                                         BSkyB              Regal Entertainment Group           ExpressJet
--------------------------------------------------------------------------------------------------------------------------
Underwriters                       Goldman Sachs, Deutsche Bank CS First Boston, Lehman, Bear CS First Boston, Merrill
                                                                Stearns, Saloman Smith Barney Lynch, Raymond James,
                                                                                              Saloman Smith Barney
--------------------------------------------------------------------------------------------------------------------------
Years of continuous operation,                         > 3 years                     > 3 years                  > 3 years
including predecessors
--------------------------------------------------------------------------------------------------------------------------
Security                                            Common Stock                  Common Stock               Common Stock
--------------------------------------------------------------------------------------------------------------------------
Is the affiliate a manager or                         Co-Manager                            No                         No
co-manager of offering?
--------------------------------------------------------------------------------------------------------------------------
Name of underwriter or dealer from                 Goldman Sachs                           N/A                        N/A
which purchased
--------------------------------------------------------------------------------------------------------------------------
Firm commitment underwriting?                                Yes                           N/A                        N/A
--------------------------------------------------------------------------------------------------------------------------
Trade date/Date of Offering                            5/15/2002                      5/9/2002                  4/23/2002
--------------------------------------------------------------------------------------------------------------------------
Total dollar amount of offering                            $0.00                         $0.00                      $0.00
sold to QIBs
--------------------------------------------------------------------------------------------------------------------------
Total dollar amount of any                     $2,451,202,812.35               $342,000,000.00            $480,000,000.00
concurrent public offering
--------------------------------------------------------------------------------------------------------------------------
Total                                          $2,451,202,812.35               $342,000,000.00            $480,000,000.00
--------------------------------------------------------------------------------------------------------------------------
Public offering price                                      $9.78                        $19.00                     $16.00
--------------------------------------------------------------------------------------------------------------------------
Realized Gain/Loss on Sale of                                N/A                           N/A                        N/A
Security
--------------------------------------------------------------------------------------------------------------------------
Unrealized Gain/Loss at 6/30/02                     ($11,656.00)                           N/A                        N/A
--------------------------------------------------------------------------------------------------------------------------
Price paid if other than public                              N/A                           N/A                        N/A
offering price
--------------------------------------------------------------------------------------------------------------------------
Underwriting spread or commission                          0.20%                         6.75%                      6.38%
--------------------------------------------------------------------------------------------------------------------------
Total shares purchased                                    75,200                           N/A                        N/A
--------------------------------------------------------------------------------------------------------------------------
$ amount of purchase                                    $740,713                           N/A                        N/A
--------------------------------------------------------------------------------------------------------------------------
% of offering purchased by fund                            0.03%                           N/A                        N/A
--------------------------------------------------------------------------------------------------------------------------
% of offering purchased by                                 0.21%                           N/A                        N/A
associated funds
--------------------------------------------------------------------------------------------------------------------------
Total                                                      0.24%                           N/A                        N/A
--------------------------------------------------------------------------------------------------------------------------